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                                                                   EXHIBIT 99.01

                                COMMERCIAL LEASE

                                     BETWEEN

                             MICRON TECHNOLOGY, INC.

                                    LANDLORD

                                       AND

                            MICRON ELECTRONICS, INC.

                                     TENANT





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                                COMMERCIAL LEASE

        This Lease Agreement ("Lease") is effective March 22nd, 2001, between MICRON TECHNOLOGY, INC., a Delaware corporation, ("LANDLORD"), and MICRON ELECTRONICS, INC., a Minnesota corporation ("TENANT").

1. BASIC PROVISIONS.

        The following basic provisions are a part of this Lease:

        1.1 LANDLORD.

        Micron Technology, Inc., is the "LANDLORD" with offices at 8000 South Federal Way, Boise, Idaho 83716.

        1.2 TENANT.

        Micron Electronics, Inc., is the "TENANT" with offices at 900 E. Karcher Road, Nampa, Idaho 83687.

        1.3 PREMISES.

        The "PREMISES" are located at 900 E. Karcher Road, Nampa, Idaho, and consist of certain land and improvements, particularly described in Schedule I, attached hereto and incorporated herein by this reference. The Premises consist of two buildings (Phase 1 & 2 Building and Phase 3 Building) and the parcels upon which they are located, as designated in Schedule I.

        1.4 PERMITTED USE.

        The use of the Premises permitted under this Lease shall be limited to such uses as Tenant makes of the Premises as of the Commencement Date, as defined below, including, by way of example and not by way of limitation, electronics manufacturing/assembly and general office use, except as may otherwise be authorized in writing by Landlord ("PERMITTED USE").

        1.5 TERM AND COMMENCEMENT DATE.

        The Term of this Lease shall commence on the date of Landlord's acquisition of the Premises ("COMMENCEMENT DATE") and shall end at midnight of the day that is the first anniversary of the Commencement Date ("INITIAL TERM"), unless terminated earlier as provided in either Section 4.11 or Section 9.1, or extended as provided in Section 3.2. The Initial Term and any Renewal Term(s), as defined below, are the "TERM" of this Lease. Landlord and Tenant shall execute a memorandum certifying the Commencement Date within thirty (30) days after that date. In the event Landlord has not acquired title to the Premises on or before April 30, 2001, then Landlord may terminate this Lease by written notice to Tenant, and upon such termination, neither Landlord nor Tenant shall have any further liability or obligation hereunder, except for those continuing representations, warranties and indemnities set forth herein.


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        1.6 BASE RENT.

        Tenant shall pay to Landlord during the Initial Term the Base Rent in monthly installments of four hundred and eleven thousand and ninety dollars ($411,090) ("BASE RENT"). Tenant is not obligated for the payment of any Base Rent for the time period between Commencement Date and April 5, 2001. Notwithstanding the foregoing, all of Tenant's other obligations under this Lease commence as of the Commencement Date. The Base Rent during any Renewal Term shall be as agreed by the parties. In the event that the parties cannot mutually agree upon Base Rent for any Renewal Term within sixty (60) calendar days of Tenant's Notice of Exercise pursuant to Section 3.3, then the Base Rent shall be the fair market Base Rent determined as follows: each party shall submit to the other party a writing stating such party's figure for fair market Base Rent; each party shall designate a commercial real estate agent with at least five (5) years experience in the Nampa area; the two (2) agents shall agree upon a third agent with at least five (5) years experience; and such third agent shall identify which figures such agent believes is closest to the fair market Base Rent. The parties shall share equally the cost of such third agent. If the two (2) agents cannot agree on such third agent, then either party may apply to the Canyon County or Ada County Court to select such third broker. Notwithstanding the forgoing, the Base Rent per square foot for any Renewal Term will not be less than the Base Rent per square foot for the Initial Term.

        1.7 SERVICES.

        Landlord's only obligations to Tenant are to: provide possession of the Premises to Tenant; pay for electrical service in accordance with Section 4.4; provide those structural repairs identified in Section 5.3; and provide Property and Flood Insurance as required in Sections 7.2 and 7.3. Tenant shall have all other obligations relating to the Premises, as hereinafter expressly provided.

2. GRANT OF PREMISES AND POSSESSION.

        2.1 GRANT OF PREMISES.

        Landlord leases to Tenant and Tenant leases from Landlord the Premises subject to the terms and conditions of this Lease.

        2.2 POSSESSION.

        Landlord shall deliver possession of the Premises in the Premises' existing condition (including the rights, privileges, benefits, rights-of-way and easements now or in the future appurtenant to the Premises) to Tenant on the Commencement Date. Tenant acknowledges that Tenant has been in possession of the Premises prior to execution of this Lease, as Owner thereof, that Tenant has sold and conveyed the Premises to Landlord and is simultaneously leasing the Premises back from Landlord. Therefore, Landlord is only obligated to deliver possession of the Premises to Tenant in the condition that Landlord received the Premises from Tenant. During the Term, Landlord covenants on behalf of itself and its respective successors and assigns to provide quiet and peaceable possession of the Premises to Tenant.


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3. TERM AND RENEWAL.

        3.1 INITIAL TERM.

        The Initial Term of this Lease is set forth in Section 1.5.

        3.2 RENEWAL TERMS.

        Tenant has the right and option to extend the Term of this Lease for three (3) additional consecutive periods of one (1) year each ("RENEWAL TERM") beyond the expiration of the Initial Term upon the terms and conditions set forth in this Lease ("RENEWAL OPTION"). Tenant may exercise Tenant's Renewal Option only if Tenant at the time of exercise and at the beginning of the option Term is not in default beyond any period provided by this Lease for the curing of the default.

        3.3 TENANT'S NOTICE OF EXERCISE OF RENEWAL OPTION.

        Tenant may exercise Tenant's Renewal Option by giving written notice of the exercise to Landlord not more than three hundred sixty (360) or less than ninety (90) calendar days before the expiration of the then existing Term ("OPTION NOTICE PERIOD").

4. RENT.

        4.1 DEFINITION OF RENT.

        The word "RENT" includes the Base Rent, any amounts identified herein as "ADDITIONAL RENT," and any other amount payable by Tenant to Landlord under this Lease.

        4.2 PAYMENT OF RENT.

        Tenant agrees to pay Landlord, without offset or deduction for any reason, the Rent for the Premises, without offset or reduction, as and when provided herein.

        4.3 TRIPLE NET LEASE.

        The parties intend that this Lease be a net, net, net lease. Therefore, in addition to Tenant's payment of Base Rent, Tenant shall be obligated to pay and shall pay all taxes or other assessments upon the Premises, insurance premiums (except as provided below), repairs and maintenance costs (except for structural repairs identified in Section 5.3 which are the Landlord's responsibility), any and all costs, charges and obligations which may arise due to any easement, maintenance agreement, common area agreement, or the like, all Utility expenses for Utility services provided to the Premises, except for electrical services, all sewer and water charges, security, or any other expenses or charges related to the Premises, all of which are the responsibility of Tenant regardless of whether the expense or charge is specifically considered elsewhere in this Lease. The costs and expenses identified in this Section 4.3 are not intended to be an exhaustive or exclusive list of Tenant's obligations, which are specifically described below, but are merely intended to provide a description of the types of costs and expenses for which Tenant will be obligated under the Lease.


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        4.4 ALLOCATION OF ELECTRICAL COSTS.

        Landlord shall be solely responsible for and shall promptly pay all charges, when due, for electrical service for the Premises ("ELECTRICAL COSTS"). In addition to Base Rent, Tenant shall be obligated to pay and shall pay its Pro Rata Share (as defined below) of Electrical Costs for the portion of the Premises not subleased back to the Landlord. Landlord will invoice Tenant monthly for its share of such Electrical Costs as Additional Rent.

        4.5 ELECTRICAL COST DOCUMENTATION AND RECONCILIATION.

        All Additional Rent invoices shall include complete copies of all invoices, statements and documents supporting the Electrical Costs being billed, as well as complete explanation and documentation of any allocation (hereafter collectively referred to as "BACKUP INVOICES"). Tenant shall pay such Additional Rent in full within thirty (30) days after its receipt of the Backup Invoices. Tenant shall not be obligated to reimburse the Landlord for such invoice that Tenant does not receive with Backup Invoices within one hundred fifty (150) days after the date the expense relating to such Electrical Cost was paid.

        4.6 CALCULATION OF TENANT'S PRO RATA SHARE.

        It is the intent of the parties that Tenant's "Pro Rata Share" of the Electrical Costs shall be determined to the extent reasonably and economically feasible based upon metering data provided by meter(s) to be installed by Landlord. If such meters cannot be reasonably installed to provide all of the necessary allocation data or if such meter(s) cannot be installed for a period of time after the Commencement Date, the parties will work together in good faith to agree to an allocation method to complete the allocation required hereunder. If the parties cannot agree on an allocation method, the parties will revert to the allocation method used prior to Landlord's acquisition of the Premises.

        4.7 INSPECTION OF RECORDS.

        Tenant may, upon not less than ten (10) days' prior written notice to the Landlord, inspect the Landlord's records for all Electrical Costs incurred during the preceding calendar year at the Landlord's general offices or at such other location reasonably designated by the Landlord at any time during reasonable business hours within one (1) year after the end of said calendar year. If said inspection reveals an overpayment of Electrical Costs, the Landlord shall reimburse Tenant any such overpayment within thirty (30) days after receipt of notice of determination, and of the amount, of such overpayment. If said inspection reveals that the Landlord misstated Electrical Costs (singularly or collectively) by more than five percent (5%), the Landlord shall reimburse Tenant for all costs reasonably incurred in making such inspection within thirty (30) days after receipt of notice of determination, and of the amount, of any such misstatement. The Landlord's expenses for any calendar year shall be deemed correct if Tenant does not give the Landlord written notice of any such overpayment or underpayment within the one (1) year period provided.

        4.8 DATE AND FORM OF RENT PAYMENTS.

        Rent payments shall commence on April 6, 2001 and shall be paid each month in advance. Each Rent payment subsequent to such initial payment of Base Rent shall be made


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on the first day of each calendar month during the Term. Rent shall be payable at the Landlord's address set forth in this Lease or such different address as Landlord shall provide to Tenant by written notice. In the event Tenant fails to pay Rent on or before the tenth (10th) day of each month, in addition to any other remedy Landlord may have, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of the late payment.

        4.9 PARTIAL PAYMENTS.

        Acceptance by Landlord of any partial payment of Base Rent shall not constitute a waiver of the obligation of the Tenant to pay the full amount of the Rent payment then due, or abrogate any late charge accruing.

        4.10 RENT PRORATION.

        For any fractional month occurring during the Term, the Base Rent and any adjustments to the Base Rent payable for the fractional month shall be prorated based on the ratio that the number of days in the fractional month bears to the total number of days in that calendar month.

        4.11 EARLY TERMINATION.

        Tenant may terminate this Lease as to the entire Premises or as to the Phase 1&2 Building, with no further obligation except for those continuing representations, warranties, and indemnities set forth herein, upon thirty (30) calendar days written notice to Landlord. In the event of early termination as to less than the entire Premises, this Lease shall remain in full force and effect as to the remaining portion of the Premises and Base Rent shall be adjusted by multiplying the Base Rent then applicable by the percentage derived by dividing the total square footage of floor area of the buildings continuing to be rented by Tenant by the total square footage of floor area of the buildings originally leased to Tenant hereunder. If Tenant terminates this Lease only as to the Phase 1&2 Building, such termination does not relieve Tenant of its obligations under this Lease as to the remainder of the Premises . In the event of such termination, the parties will work together in good faith to resolve any issues as to the continuation, separation or allocation of common Utilities or other shared requirements for the Phase 1&2 Building. Tenant will not interrupt or terminate any such common Utilities or shared requirements without the Landlord's advance written consent.

5. OPERATION OF PREMISES.

        5.1 TENANT'S USE OF PREMISES.

        The Premises shall be occupied and used by Tenant only for the Permitted Use and for no other purpose.

        5.2 TENANT'S MAINTENANCE OBLIGATIONS.

        Tenant shall, at Tenant's sole expense keep and maintain the Premises in good condition and repair. Tenant's maintenance and repair obligation (a) includes, but is not limited to, all plumbing, underground utilities, sewer systems, drainage systems, heating, air conditioning, ventilating, electrical, lighting, telecommunications, fire suppression, interior walls, ceilings, floors, windows, doors, plate glass, cabinets, landscaping, parking area, pavement,


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and sidewalks; (b) includes the repair, replacement, payment or performance of all obligations that are required under any common area agreement, restriction, or easement agreement to which the Premises are subject; (c) includes the prompt extermination of termites, rodents, and other vermin; and (d) excludes all maintenance and repair obligations which are expressly set forth as the Landlord's responsibility in Section 5.3. Tenant has and shall diligently and timely perform all maintenance and repair obligations that are not expressly set forth as the responsibility of Landlord in Section 5.3. For the avoidance of doubt, Tenant is not obligated to pay or bear the cost of Landlord's Maintenance and/or Repair obligations as provided in Section 5.3, below. In the event of any maintenance undertaken by Tenant that requires the closure of any portion of the Premises, the utilization of machinery or equipment not generally located on the Premises in the ordinary course of Tenant performing maintenance, the interruption of electrical service or any Utilities or may jeopardize the safety of Landlord's or any subtenant's employees, Tenant shall provide notice of such maintenance to and shall coordinate such with Landlord as set forth in Section 5.2.

        5.3 LANDLORD'S MAINTENANCE AND REPAIR OBLIGATIONS.

        Landlord, at Landlord's sole cost and without reimbursement from Tenant, is required to repair all material structural defects and damage that occurs after the Commencement Date, including replacement if necessary, by way of example and not by way of limitation, to the roof, outer walls, and foundations, unless the defects or damage was caused by Tenant or was part of a structural repair or improvement caused by Tenant. Except as stated in this Section, Landlord is not required to perform any maintenance, repairs, replacements, improvements or alterations at any time.

        5.4 UTILITIES.

        Tenant shall be solely responsible for and shall promptly pay all charges, when due, for water, natural gas, , telephone, cable, computer, security and any other utility or other service used upon or furnished to the Premises or for common area charges required by any easement, restrictive covenant or common area agreement of record, including deposits (collectively "Utilities"). Tenant shall not be responsible for any costs or expense associated with the future extension of any Utility service to the property unless such Utility extension occurs at the request of Tenant. Additionally, unless caused by the negligent or intentional acts or omissions of Landlord or its representatives, Landlord shall not be liable in damages or otherwise for any failure or interruption of (i) any Utility service being furnished to the Premises, or (ii) the heating, ventilating and air conditioning system, if any. Unless caused by the negligent or intentional acts of Landlord, no such failure or interruption, whether resulting from a casualty or otherwise, shall entitle Tenant to terminate this Lease or to abate the payments Tenant is required to make under this Lease.

        5.5 SECURITY.

        Tenant shall provide, maintain and pay for the security services described in Schedule 2, attached hereto and incorporated by this reference.

        5.6 TRASH/CARDBOARD.



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        Tenant shall provide, maintain and pay for trash/cardboard receptacles on the Premises in which to place trash/cardboard and shall cause the trash to be removed from the area as often as is reasonably necessary.

        5.7 OTHER SERVICES.

        Tenant shall also provide copy center and mail services to Landlord as the Subtenant.

        5.8 SIGNS.

        After the Commencement Date, no interior and exterior signs on the Premises (including building directories, wall and door signs, and exterior building signs) shall be installed, replaced or improved by Tenant without the Landlord's prior written consent, which shall not be unreasonably withheld or delayed. All such installation, replacement or improvement shall be at Tenant's sole expense. All signs shall be installed to avoid structural overloading of the Premises. All signs placed or maintained on the Premises shall comply with all applicable ordinances and public regulations. Tenant may repair, maintain and replace existing signs with identical signs without Landlord's consent.

        5.9 TENANT'S DUTY TO NOTIFY LANDLORD OF CONSTRUCTION.

        At least thirty (30) calendar days prior to starting any construction work on or at the Premises (for alterations, repair of fire or casualty, maintenance described in Section 5.2 requiring prior notice to Landlord, or other construction), Tenant shall notify Landlord of the date the work shall commence to enable Landlord to post and record applicable notices of non-responsibility under mechanics' lien or other laws. Tenant shall also provide Landlord with a complete set of construction drawings for Landlord's prior review. On completion of the work, Tenant shall immediately record any applicable "NOTICE OF COMPLETION" in the public records of Canyon County, Idaho.

        5.10 LIMITATION ON ALTERATIONS.

        No structural alteration or addition to the Premises, and no other alteration or addition to the Premises costing more than Five Thousand Dollars ($5,000.00) shall be undertaken or made by Tenant without the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed.

        5.11 CONTRACTORS USED IN CONSTRUCTION.

        Tenant shall retain a licensed and bonded contractor that is approved by Landlord (whose approval shall not be unreasonably withheld or delayed), to perform any construction work (for alterations, repair of fire or casualty, or other construction). The contractor shall be bonded and carry public liability and property damage insurance, standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, during the period of construction with property damage limits sufficient to cover the replacement cost of the Premises.

        5.12 TENANT'S HAZARDOUS MATERIAL USE.


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        Tenant shall not cause or permit any Hazardous Material to be brought upon, kept, used, in, on, from or about the Premises by Tenant, its agents, employees, contractors, customers, clients, patients, guests or invitees except as incidental to Tenant's permitted use of the Premises and only in quantities that are less than the quantities that are required to be reported to governmental or other authorities under applicable law or regulations. Tenant shall comply with all applicable laws and regulations regulating Tenant's use, handling, reporting, storage, discharge and disposal of Hazardous Material. As used in the Lease, the term "HAZARDOUS MATERIAL" means any hazardous or toxic substance, material or waste which is or becomes regulated by any federal, state or local governmental authority or political subdivision. The term "HAZARDOUS MATERIAL" includes, without limitation, any material or substance that is (i) defined as a "hazardous substance" under applicable law, (ii) petroleum, (iii) asbestos, (iv) polychlorinated biphenyl ("PCB"), (v) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1321), (vi) defined as a "hazardous waste" pursuant to
Section 1004 of the Solid Waste Disposal Act (42 U.S.C. Section 6903), (vii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601),
(viii) defined as a "regulated substance" pursuant to Section 9001 of the Solid Waste Disposal Act (Regulation of Underground Storage Tanks), 42 U.S.C. Section 6991, (ix) considered a "hazardous chemical substance and mixture" pursuant to
Section 6 of the Toxic Substance Control Act (15 U.S.C. Section 2605), or (x) defined as a "pesticide" pursuant to Section 2 of the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. Section 136).

        5.13 REAL AND PERSONAL PROPERTY TAXES.

             5.13.1 TENANT'S PAYMENT OF TAXES.

             Tenant agrees to pay before they become delinquent all taxes (both general and special), assessments, or governmental charges lawfully levied or assessed against the Premises or the Tenant's personal property ("TAXES").

             5.13.2 TAX NOTICES.

             Promptly upon Landlord's receipt, Landlord shall furnish to Tenant copies of all notices of assessments or changes in valuation so that Tenant may exercise Tenant's rights to challenge the assessments or valuations. Landlord shall furnish to Tenant the Tax statement for the Premises promptly upon receipt from the taxing authority in the event the Tax statement is sent to Landlord. If allowed by the applicable taxing authority, Tenant may request that all Tax bills and notices be sent directly to Tenant. Tenant shall provide to Landlord copies of all tax notices and assessments with regard to the Premises received by Tenant, together with proof of payment thereof.

             5.13.3 TENANT'S CHALLENGE OF TAXES.

             If Tenant desires to challenge any Tax, then Tenant shall provide Landlord with prior written notice of the challenge, and Tenant may, at its sole cost and expense (in its own name or in the name of Landlord, or in the name of both, as Tenant may deem appropriate) contest any Tax. If Tenant challenges any Tax, Tenant need not pay the disputed Tax until the Tax is adjudged to be valid. In no event shall Tenant allow a tax foreclosure or sale to proceed against the Premises, and in the event of any tax foreclosure or sale Tenant shall either


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promptly pay or bond against the Tax, as allowed by law. Landlord agrees not to take any action which would extinguish or restrict Tenant's rights to make or prosecute any challenge and to reasonably cooperate with Tenant in any challenge. If Landlord participates in any challenge solely at the request of Tenant, Tenant shall reimburse Landlord for all reasonable costs and expenses incurred by Landlord as a result of Landlord's participation. At the conclusion of the challenge, Tenant shall pay the Tax to the extent that the Tax is held valid, plus all court costs, interest and penalties and other charges relating to the Tax.

             5.13.4 TAX ON RENT.

             Should any government impose a tax, assessment, gross receipts tax, transaction tax, privilege tax, sales tax or similar tax (other than an income or franchise tax) on the Rent, such taxes and assessments shall constitute "Taxes" and shall be paid by Tenant to the taxing authority. Tenant shall, if necessary, file a tax return in Landlord's name and provide a copy of the tax return to Landlord. If Landlord must pay the tax or file the tax return, then Tenant shall, fourteen (14) calendar days after demand from Landlord, reimburse Landlord for the amount of the tax and the expense of preparing and filing the tax return.

        5.14 COVENANT AGAINST LIENS.

        Tenant will not directly or indirectly create or cause to be created or to remain, and will promptly discharge, at Tenant's sole expense, any mechanics' lien or similar lien against the Premises which Tenant created or caused to be created by Tenant's work on the Premises. Tenant has no authority or power to cause or permit any mechanics' lien or similar lien created by act of Tenant, operation of laws, or otherwise to attach to or be placed upon Landlord's title or interest in the Premises. Any lien against the Tenant shall attach only to Tenant's leasehold interest in the Premises. Landlord will not directly or indirectly create or cause to be created or to remain, and will promptly discharge, at Landlord's sole expense, any mechanics' lien or similar lien against the Premises which Landlord created or caused to be created by Landlord's work on the Premises. A party may, at the party's sole expense, contest any lien, and the lien may remain pending resolution of the challenge. The party challenging the lien shall indemnify and hold the other party harmless from any and all loss, damage or expense occasioned by the lien challenge. If the lien is adjudged to be valid, the challenging party shall promptly pay and discharge the lien.

        5.15 LANDLORD'S RIGHT OF ENTRY.

        After providing written notice to Tenant not less than twenty-four (24) hours prior to an intended entry, Landlord and Landlord's agents may enter the Premises during Tenant's normal business hours to (i) inspect the general condition and state of repair of the Premises, (ii) show the Premises to prospective purchasers, tenants or mortgagees, and (iii) erect on the Premises during the final ninety (90) calendar days of the Term one customary sign advertising the Premises for sale or lease. Landlord's entry shall be supervised by Tenant, and Landlord shall not interfere with, or create a hazard to, Tenant's business operations. In the event of an emergency arising within the Premises which endangers property or persons, the notice requirement is waived by Tenant.

6. CHANGES IN THE PARTIES.


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        6.1 RELATIONSHIP OF PARTIES.

        Nothing contained in this Lease shall be construed as creating the relationship of principal or agent, employment, partnership or joint venture. Neither the method of computation of Rent nor any other provision of this Lease, nor any act of the parties, shall be deemed to create any relationship other than that of landlord and tenant.

        6.2 SUCCESSORS AND ASSIGNS.

        This Lease shall benefit and bind the successors and permitted assigns of Landlord and Tenant, except to the extent that Landlord may lease back all or part of the Premises from Tenant as a subtenant pursuant to a sublease or other agreement.

        6.3 TENANT'S ASSIGNMENT AND SUBLETTING.

        Tenant may not assign or sublet all or a part of this Lease unless Tenant first obtains the consent of Landlord. Landlord's consent may not be unreasonably withheld. However, the parties agree that Landlord may reasonably withhold its consent to such assignment or subletting if: (i) such assignment or subletting is incompatible with Landlord's security or control of its operations on the Premises; (ii) such assignee or subtenant lacks the requisite financial ability to perform the obligations set forth herein as determined by Landlord; or (iii) such assignee or subtenant engages in operations on the Premises that are incompatible with Landlord's business or compete directly with Landlord's business, as reasonably determined by Landlord. Notwithstanding the foregoing, Tenant may sublease part or all of the Premises or assign part or all of this Lease to any purchaser that purchases substantially all of Tenant's PC Business without the Landlord's consent, provided that none of subsections (i) - (iii), above, apply to such purchaser.

        6.4 TERMINATION BY LANDLORD FOR CHANGE IN CONTROL OF TENANT.

        If Tenant is acquired by or becomes controlled by another entity, such acquisition or change of control shall be treated as an assignment or subletting pursuant to Section 6.3, above.

        6.5 LANDLORD'S TRANSFER.

        Landlord may sell, assign or otherwise transfer the Premises without the consent of Tenant. If Landlord should sell or transfer Landlord's interest in the Premises, then effective with the date of the sale or transfer, Landlord shall be released and discharged from any and all further obligations and responsibilities under this Lease (except those already accrued) upon written assumption by the buyer or transferee of Landlord's liabilities under this Lease.

        6.6 ATTORNMENT.

        Tenant shall attorn to, and recognize as successor Landlord under this Lease, any person that purchases or obtains title to the Premises pursuant to
(i) foreclosure proceedings, (ii) exercise of the power of sale under a deed of trust, (iii) a deed in lieu of foreclosure or similar transfer, or (iv) any voluntary conveyance by Landlord.

        6.7 SUBORDINATION.



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        Tenant agrees that this Lease is and shall remain subordinate to any subsequent mortgage or deed of trust encumbering the Premises, together with any renewals, modifications or extensions of subsequent mortgages or deeds of trust. If Tenant has not defaulted under this Lease, Tenant's tenancy and Tenant's rights under this Lease shall not be disturbed, nor shall this Lease be affected, by any default under Landlord's mortgage or deed of trust, and any successor to Landlord shall be bound by the Landlord's obligations under this Lease. In the event of foreclosure or enforcement of any mortgage or deed of trust, Tenant's rights and tenancy shall survive and this Lease shall continue in full force and effect. This subordination is self-operative without the need for any further document or instrument. Upon Landlord's request, Tenant shall execute instruments that are reasonably required to subordinate this Lease to mortgages or deeds of trust made by Landlord. Before entering any subsequent mortgage or deed of trust encumbering the Premises, Landlord shall cause such subsequent mortgagee or deed of trust beneficiary to enter into a written non-disturbance agreement that is reasonably satisfactory to Tenant.

        6.8 ESTOPPEL CERTIFICATE.

        From time to time upon not less than twenty (20) business days prior written request by a party, the other party will deliver to the requesting party a certificate in writing stating (i) that this Lease is unmodified and in full force and effect (or that the Lease as modified is in full force and effect, describing the modifications), (ii) that the rents and other charges have been paid to date without any prepayments or defaults (or if any prepayments or defaults, the nature of the prepayments or defaults), and (iii) that the requesting party is not in default under any provision under this Lease (or, if in default, the nature of the default). If the party shall fail to respond within twenty (20) business days of receipt the written request for the estoppel certificate, the party shall be deemed to have given the certificate without modification.

7. LOSS AND DAMAGE TO PREMISES.

        7.1 LIABILITY INSURANCE.

        Tenant shall purchase, obtain and maintain during the Term of this Lease a policy of commercial general liability insurance utilizing an Insurance Services Office standard form with broad form general liability endorsement, or equivalent, in an amount of not less than $2,000,000 per occurrence and $4,000,000 in the aggregate for bodily injury and property damage combined. The policy shall insure Tenant with Landlord as an additional insured and shall also insure against liability arising out of the use, occupancy or maintenance of the Premises.

        7.2 PROPERTY INSURANCE.

        Landlord shall purchase, obtain and maintain a policy of fire and extended coverage insurance in an amount equal to the full insurable value of the improvements and protecting Landlord against loss on account of damage to or destruction of the Premises by fire or other casualty covered by a so-called "extended coverage" endorsement or a "special forms" policy, including, without limitation, vandalism and malicious mischief endorsements. Tenant shall purchase, obtain and maintain a policy of fire and extended coverage insurance in an amount equal to the full insurable value (from time to time) of all Tenant's personal property, fixtures, equipment and tenant improvements. Tenant will cooperate with Landlord in implementing reasonable fire protection measures required by Landlord's insurer.

        7.3 FLOOD INSURANCE.

        If the Premises are subject to the provisions of (i) the Flood Disaster Protection Act of 1973, or (ii) the National Flood Insurance Act of 1968, and if Tenant is requested by Landlord, then Landlord shall insure the improvements to protect Landlord against loss on account of flood. Landlord will not be obligated to obtain such insurance for Tenant's personal property, fixtures, equipment and tenant improvements.

        7.4 WAIVER OF SUBROGATION.

        To the extent permitted by their respective insurers, Landlord and Tenant (and each person claiming an interest in the Premises through Landlord or Tenant) release and waive their entire right of recovery against the other for direct, incidental or consequential or other loss or damage arising out of, or incident to, the perils covered by insurance carried by each party, whether due to the negligence of Landlord or Tenant. If necessary, all insurance policies shall be endorsed to evidence this waiver.

        7.5 CONDEMNATION.

        If (i) any material portion of the buildings on the Premises, (ii) fifteen percent (15%) or more of the parking area of the Premises, or (iii) any portion of the Premises that materially and adversely affects the ingress and egress, is permanently condemned or taken under any governmental law, ordinance or regulation, by right of eminent domain, by inverse condemnation, or by deed in lieu, then Tenant may, at Tenant's option and upon written notice to Landlord, cancel this Lease effective when the physical taking shall occur. For purposes of this Section 7.5, a "material" portion of the building means such portion of the building as would render the remaining portion of the building insufficient for Tenant's continuing needs. Upon receipt of notice of any proposed condemnation, the receiving party shall promptly notify the other party. If, prior to the physical taking, Tenant fails to exercise Tenant's option to cancel, then this Lease shall continue and the Rent for the unexpired Term shall be reduced as may be equitable under all of the circumstances. Except as set forth in this Lease, Landlord reserves all rights to damages to the Premises for any taking or condemnation of all or any portion of the Premises. Tenant shall have the right to claim and recover from the condemning authority compensation for any loss of Tenant's leasehold value in the Premises, losses for moving expenses, interruption of or damage to Tenant's business, loss of value, and cost of removal of stock, furniture, and fixtures owned by Tenant.

        7.6 DAMAGE TO OR DESTRUCTION OF THE PREMISES.

        In the event the Premises are damaged in part, rendering a portion thereof unusable by Tenant for its business, or destroyed, Landlord agrees to rebuild or repair the Premises to the extent insurance proceeds are available, provided the cost of rebuilding or repairing the damage or destruction does not exceed $10,000,000. If the Premises are damaged or destroyed due to no fault of Tenant, Base Rent shall be partially abated as follows. Tenant shall remain responsible for the Base Rent for the undamaged portion of the Premises, if any, in an amount that is determined by multiplying Base Rent by the fraction that is derived by dividing the total undamaged floor area Tenant occupies by the total floor area of the Premises. In the event that the cost of rebuilding or repairing the damage or destruction exceeds $10,000,000, Landlord may elect to terminate this Lease and both parties shall be released from any further liability hereunder. If the Premises suffer substantial damage or destruction due to no fault of Tenant that materially impairs Tenant's ability to operate its business on the Premises, either party may terminate this Lease in its entirety by delivering a written notice of termination to the other party within sixty (60) of such event, which shall be effective upon receipt.

8. DEFAULT BY TENANT OR LANDLORD.

        8.1 DEFAULT BY TENANT.

        Tenant shall be in default under this Lease if any of the following occur: (i) Tenant fails to pay when due any Rent or other payment required to be paid by Tenant under this Lease and the failure shall not be cured within ten
(10) calendar days after delivery of written notice to Tenant of the failure;
(ii) Tenant fails to perform or observe any other covenant, agreement or condition which Tenant is required to perform or observe, including without limitation the proper performance of Tenant's obligations under Section 5, above, and the failure shall not be cured within thirty (30) calendar days after delivery of written notice to Tenant of the failure (or, if the cure cannot be effected within the thirty day period, then within the additional period of time as may be required to cure the default provided Tenant is diligently and continuously pursuing the cure to completion); (iii) Tenant is named as a debtor in any voluntary or involuntary bankruptcy proceeding; (iv) substantially all of Tenant's assets are placed in receivership or are subjected to attachment or other judiciary seizure; (v) Tenant makes or suffers a general assignment for the benefit of creditors; or (vi) Tenant vacates or abandons all or a substantial portion of the Premises.

        8.2 REMEDIES OF LANDLORD.

        In the event of Tenant's default as set forth in Section 8.1, Landlord shall have the remedies set forth in this Lease by the giving of prior written notice to Tenant at any time during the continuance of the event of default. Landlord's remedies are cumulative and not alternative remedies.

               8.2.1 LEGAL AND EQUITABLE REMEDIES.

               Landlord shall have all remedies available at law or in equity.

               8.2.2 TERMINATION OF LEASE.

               In the event of a Tenant default, in addition to all other rights and remedies available to Landlord in law and equity, Landlord may (i) change the locks and lock the doors to the Premises and exclude Tenant from the Premises, (ii) enter the Premises and remove all persons and property therefrom without being liable for prosecution or any claim for damages for the removal,
(iii) declare the Lease fully or partially terminated, (iv) commence litigation for the Rent due and to become due under the Lease, and for any damages sustained by Landlord, (v) continue the Lease in effect and relet the Premises on such terms and conditions as Landlord may deem advisable, and (vi) hold the Tenant liable for the Rent, the reasonable cost of obtaining possession of the Premises, the reasonable cost of reletting the Premises (including broker's commissions), and the reasonable cost of any repairs and alterations necessary to prepare the Premises for reletting, less the Rents actually received from the reletting, if any.

               8.2.3 ADVANCE.

               In the event of Tenant's default, Landlord may remedy the default for the account and at the expense of Tenant. Landlord may perform or have a third party perform the services necessary to remedy such default and Tenant will be obligated to pay as Additional Rent the reasonable costs incurred by Landlord for such services. Neither the performance of such obligations by Landlord or the payment of such costs by Tenant shall cure such default by Tenant. Tenant shall remain in default until it actually resumes performance of such obligations and provides Landlord with adequate assurances, as determined by Landlord, that such performance will continue as required hereunder. If Landlord at any time, by reason of the default, is compelled to pay, or elects to pay, any money or do any act which will require the payment of any money, or is compelled to incur any expense, including reasonable attorneys' fees, in instituting or prosecuting any action or proceeding to enforce Landlord's rights under this Lease, the money paid by Landlord, with interest from the date of payment, shall be Additional Rent and shall be due from Tenant to Landlord as Rent.

        8.3 DEFAULT BY LANDLORD.

        Landlord shall be in default under this Lease if Landlord fails to perform or observe any covenant, agreement or condition which Landlord is required to perform or observe and the failure shall not be cured within thirty
(30) calendar days after delivery of written notice to Landlord by Tenant of the failure (or, if the cure cannot be effected within the thirty day period, then within the additional period of time as may be required to cure the default provided Landlord is diligently and continuously pursuing the cure to completion).

        8.4 REMEDIES OF TENANT.

        In the event of Landlord's default as set forth in Section 8.3, Tenant shall have all rights provided at law or in equity, except Tenant expressly waives any right to the abatement or withholding of rent payable to Landlord under this Lease. Tenant's obligation to pay rent is independent of all other rights, and Tenant may not withhold rent payments to Landlord or pay Rent to other parties or into any escrow or holding account because of the default or alleged default of Landlord.

9. TERMINATION OF LEASE.

        9.1 EVENTS OF TERMINATION.

        This Lease shall terminate upon the occurrence of one or more of the following events: (i) by mutual written agreement of Landlord and Tenant; (ii) by Landlord pursuant to the express provisions of this Lease; (iii) by Tenant pursuant to the express provisions of this Lease; (iv) upon expiration of the Term; or (v) by reason of Section 7.5 or 7.6 relating to condemnation or damage/destruction of the Premises.

        9.2 SURRENDER OF POSSESSION.

        Upon termination of this Lease, Tenant will immediately surrender possession of the Premises to Landlord. If possession is not immediately surrendered, Landlord may, in compliance with the laws of the state in which the Premises are located, re-enter and repossess the Premises and remove all persons or property.

        9.3 HOLDING OVER.

        If Tenant fails to deliver actual possession of the Premises to Landlord upon termination of this Lease, Landlord shall have all remedies available at law or in equity to a lessor of real property in the State of the Premises' location, plus one of the following remedies: (i) Landlord may recover damages from Tenant in an amount equal to (a) the Rent applicable immediately prior to termination for each full or partial month that Tenant fails to deliver actual possession of the Premises to Landlord, and (b) all damages sustained by Landlord by reason of Tenant's failure to deliver actual possession of the Premises to Landlord; or (ii) Landlord may accept Tenant's failure to deliver actual possession of the Premises to Landlord as an irrevocable offer to renew this Lease for a month-to-month period.

        9.4 CONDITION OF PREMISES UPON TERMINATION.

        Tenant, upon termination or abandonment of this Lease or termination of Tenant's right of possession, agrees as follows:

               9.4.1 REMOVAL OF PROPERTY.

               Tenant, at Tenant's option, may remove personal property belonging to Tenant that Tenant placed on the Premises prior to the Commencement Date, which was not transferred to Landlord as part of its purchase of the Premises, provided that Tenant shall comply with the restoration requirements set forth in Section 9.4.2 with respect to such removed personal property. Except as permitted by this Lease, Tenant shall not remove any alterations, improvements or additions made to the Premises by Tenant or others or remove any personal property that was acquired and installed by Tenant after the date Landlord acquired the Premises from Tenant, without the prior written consent of Landlord, which consent may be withheld for any reason or for no reason. Tenant shall immediately remove, in a good and workmanlike manner, (i) all personal property of Tenant installed by Tenant subsequent to the Commencement Date, and
(ii) the alterations, improvements and additions made to the Premises by Tenant subsequent to the Commencement Date as Landlord may request in writing to be removed. All damage occasioned by the removal shall be promptly repaired by Tenant in a good and workmanlike manner in accordance with Section 9.4.2. If Tenant fails to remove any property, Landlord may (i) accept the title to the property without credit or compensation to Tenant, or (ii) remove and store the property, at Tenant's expense, in any reasonable manner that Landlord may choose.

               9.4.2 RESTORATION OF PREMISES.

               Tenant shall restore the Premises to a broom clean condition and in the condition existing on the Commencement Date, with the exception of (i) ordinary wear and tear, and (ii) alterations, improvements and additions which Landlord approved in writing prior to installation and which Landlord has not directed Tenant in writing to remove. If Tenant fails to properly restore the Premises, Landlord, at Tenant's expense, may restore the Premises in any reasonable manner that Landlord may choose.

10. CLAIMS AND DISPUTES.

        10.1 RIGHTS AND REMEDIES CUMULATIVE.

        Except as expressly provided in this Lease, each party's rights and remedies described in this Lease are cumulative and not alternative remedies.

        10.2 NONWAIVER OF REMEDIES.

        A waiver of any condition stated in this Lease shall not be implied by any neglect of a party to enforce any remedy available by reason of the failure to observe or perform the condition. A waiver by a party shall not affect any condition other than the one specified in the waiver and a waiver shall waive a specified condition only for the time and in the manner specifically stated in the waiver. The acceptance by Landlord of rent or other money from Tenant after termination of the Lease, after termination of Tenant's right of possession, after the occurrence of a default, or after institution of any remedy by Landlord shall not alter, diminish, affect or waive the Lease termination, termination of possession, default or remedy.

        10.3 INDEMNIFICATION.

        To the extent caused by an act or omission of Tenant or Tenant's officers, directors, employees, invitees, guests, agents, contractors, customers, clients or licensees, during and/or after the Term of this Lease, Tenant shall defend, indemnify and hold harmless Landlord, and Landlord's officers, directors, agents and employees from any liabilities, damages and expenses (including attorney fees) with regard to claims by third parties arising out of or relating to (i) the Premises, or (ii) Tenant's use or occupancy of the Premises, except to the extent caused by Landlord's negligent or willful acts or omissions.

        10.4 TENANT'S HAZARDOUS MATERIAL INDEMNIFICATION.

        During and after the Term of this Lease, Tenant shall indemnify, defend and hold Landlord harmless from any and all costs (including costs of remediation or clean-up and any proceedings related thereto), claims, judgments, damages, penalties, fines, liabilities or losses (including, without limitation, diminution in value of the Premises, damages for the loss or restriction on use of rentable or useable space or any amenity of the Premises, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Term as a result of: (i) Tenant's breach of the obligations stated in
Section 5.12 regarding Hazardous Material; (ii) governmental investigation or review of the Premises due to Tenant's operations on the Premises; or (iii) Tenant's negligent or willful acts or omissions that impact existing environmental contamination on or around the Premises ("INDEMNIFICATION OBLIGATION"). The Indemnification Obligations includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises, and, without limiting the preceding, if the presence of any Hazardous Material on the Premises caused or permitted by Tenant results in any contamination of the Premises, Tenant shall promptly take all actions at Tenant's sole expense as are necessary to return the Premises to the condition existing prior to the introduction of any Hazardous Material to the Premises.

        10.5 EFFECT OF LANDLORD'S INSURANCE ON TENANT'S OBLIGATION.

        From time to time and without obligation to do so, Landlord may purchase insurance against damage or liability arising out of or related to the Premises, other than as required herein. The purchase or failure to purchase such insurance shall not release or waive the obligations of Tenant set forth in this Lease. Tenant waives all claims on insurance purchased by Landlord.

        10.6 DISPUTE RESOLUTION.

        If the parties disagree regarding the performance of this Lease, then the parties agree to engage in direct discussions to settle the dispute. If the disagreement cannot be settled by direct discussions, then the parties agree to first endeavor to settle the disagreement in an amicable manner by mediation pursuant the American Arbitration Association's Commercial Mediation Rules. Thereafter, any unresolved disagreement arising from or relating to this Lease or a breach of this Lease shall be resolved as provided by law. The provisions of this Section 10.6 shall not apply to disputes arising from Tenant's default in the performance of any obligation to pay rent or any other tax or assessment.

        10.7 ATTORNEY FEES AND COSTS.

        If a party is in default under this Lease, then the defaulting party shall pay to the other party reasonable attorney fees and costs (i) incurred by the other party after default and referral to an attorney and (ii) incurred by the prevailing party in any litigation.

        10.8 INTERPRETATION.

        This Lease shall be governed by the law of the State of Idaho. The courts in the State of Idaho shall have exclusive jurisdiction. The invalidity of any portion of this Lease shall not affect the validity of any other portion of this Lease. This Lease constitutes the entire, completely integrated agreement among the parties and supersedes all prior memoranda, correspondence, conversations and negotiations.

11. GENERAL PROVISIONS.

        11.1 NOTICES.

        All notices under this Lease shall be in writing and shall be deemed to be delivered on the date of delivery if delivered in person or by fax, or on the date of receipt if delivered by U.S. Mail or express courier. Proof of delivery shall be by affidavit of personal delivery, machine generated confirmation of fax transmission, or return receipt issued by U.S. Postal Service or express courier. Notices shall be addressed to the address set forth below:

LANDLORD:

Micron Technology, Inc.
8000 South Federal Way
Boise, Idaho  83716
Attention: Jan Nowak
Facsimile: 208-363-2299


WITH A MANDATORY COPY TO:

Micron Technology, Inc.
8000 South Federal Way
Boise, Idaho  83716
Attention: General Counsel
Facsimile: 208-368-4540


TENANT:

Micron Electronics, Inc.
900 East Karcher Road
Nampa, Idaho  83687
Attention: Vice President, General Counsel
Facsimile: 208-898-7411

        11.2 INTEREST ON PAST DUE AMOUNTS.

        In addition to the late charge on delinquent rent set forth in Section 4.4, all rent or other payments becoming due under this Lease and all amounts expended by Landlord for the account of Tenant shall bear interest at the rate of one percent (1.0%) per month (annual percentage rate of twelve percent [12%]) compounded monthly, or the highest rate permitted by law, whichever is less. Interest shall be calculated from the due date or the date of expense, whichever is earlier, until paid.

        11.3 BROKERS.

        Each party hereto represents and warrants to the other party that the representing party has no arrangement with any realtor, broker or agent in connection with the negotiations of this Lease. Each party agrees to defend, indemnify and hold the other party harmless from any cost, expense or liability for any compensation, commission or charges claimed by any realtor, broker or agent arising out of the actions of the indemnifying party with respect to this Lease.

        11.4 NON-RECORDING.

        This Lease shall not be recorded. A Memorandum of Lease executed by both parties hereto may be recorded.

        11.5 TIME IS OF THE ESSENCE.

        Time is of the essence with respect to the obligations to be performed under this Lease.

12. SIGNATURES.

                                               Tenant:

                                               MICRON ELECTRONICS, INC.
                                               A MINNESOTA CORPORATION



Dated: March 22, 2001                          By: /s/ James R. Stewart
                                                   -----------------------------
                                                   James R. Stewart, Senior Vice
                                                   President Finance and Chief
                                                   Financial Officer

                                               Landlord:

                                               MICRON TECHNOLOGY, INC.
                                               A DELAWARE CORPORATION



Dated: March 22, 2001                          By: /s/ W. G. Stover, Jr.
                                                   ----------------------------
                                                   W. G. Stover, Jr., Vice
                                                   President Finance and Chief
                                                   Financial Officer

LIST OF SCHEDULES

Schedule I     Real Property Legal Description

Schedule II    Description of Security Provided by Tenant

                                TABLE OF CONTENTS


                                                                                         PAGE
1.      BASIC PROVISIONS....................................................................1

        1.1    LANDLORD.....................................................................1

        1.2    TENANT.......................................................................1

        1.3    PREMISES.....................................................................1

        1.4    PERMITTED USE................................................................1

        1.5    TERM AND COMMENCEMENT DATE...................................................1

        1.6    BASE RENT....................................................................2

        1.7    SERVICES.....................................................................2

2.      GRANT OF PREMISES AND POSSESSION....................................................2

        2.1    GRANT OF PREMISES............................................................2

        2.2    POSSESSION...................................................................2

3.      TERM AND RENEWAL....................................................................3

        3.1    INITIAL TERM.................................................................3

        3.2    RENEWAL TERMS................................................................3

        3.3    TENANT'S NOTICE OF EXERCISE OF RENEWAL OPTION................................3

4.      RENT................................................................................3

        4.1    DEFINITION OF RENT...........................................................3

        4.2    PAYMENT OF RENT..............................................................3

        4.3    TRIPLE NET LEASE.............................................................3

        4.4    ALLOCATION OF ELECTRICAL COSTS...............................................4

        4.5    ELECTRICAL COST DOCUMENTATION AND RECONCILIATION.............................4

        4.6    CALCULATION OF TENANT'S PRO RATA SHARE.......................................4

        4.7    INSPECTION OF RECORDS........................................................4

        4.8    DATE AND FORM OF RENT PAYMENTS...............................................4

        4.9    PARTIAL PAYMENTS.............................................................5

        4.10   RENT PRORATION...............................................................5

        4.11   EARLY TERMINATION............................................................5

5.      OPERATION OF PREMISES...............................................................5

        5.1    TENANT'S USE OF PREMISES.....................................................5

        5.2    TENANT'S MAINTENANCE OBLIGATIONS.............................................5

        5.3    LANDLORD'S MAINTENANCE AND REPAIR OBLIGATIONS................................6

        5.4    UTILITIES....................................................................6

        5.5    SECURITY.....................................................................6

                                TABLE OF CONTENTS
                                   (continued)


                                                                                         PAGE
        5.6    TRASH/CARDBOARD..............................................................6

        5.7    OTHER SERVICES...............................................................7

        5.8    SIGNS........................................................................7

        5.9    TENANT'S DUTY TO NOTIFY LANDLORD OF CONSTRUCTION.............................7

        5.10   LIMITATION ON ALTERATIONS....................................................7

        5.11   CONTRACTORS USED IN CONSTRUCTION.............................................7

        5.12   TENANT'S HAZARDOUS MATERIAL USE..............................................7

        5.13   REAL AND PERSONAL PROPERTY TAXES.............................................8

               5.13.1 TENANT'S PAYMENT OF TAXES.............................................8

               5.13.2 TAX NOTICES...........................................................8

               5.13.3 TENANT'S CHALLENGE OF TAXES...........................................8

               5.13.4 TAX ON RENT...........................................................9

        5.14   COVENANT AGAINST LIENS.......................................................9

        5.15   LANDLORD'S RIGHT OF ENTRY....................................................9

6.      CHANGES IN THE PARTIES..............................................................9

        6.1    RELATIONSHIP OF PARTIES......................................................9

        6.2    SUCCESSORS AND ASSIGNS......................................................10

        6.3    TENANT'S ASSIGNMENT AND SUBLETTING..........................................10

        6.4    TERMINATION BY LANDLORD FOR CHANGE IN CONTROL OF TENANT.....................10

        6.5    LANDLORD'S TRANSFER.........................................................10

        6.6    ATTORNMENT..................................................................10

        6.7    SUBORDINATION...............................................................10

        6.8    ESTOPPEL CERTIFICATE........................................................11

7.      LOSS AND DAMAGE TO PREMISES........................................................11

        7.1    LIABILITY INSURANCE.........................................................11

        7.2    PROPERTY INSURANCE..........................................................11

        7.3    FLOOD INSURANCE.............................................................11

        7.4    WAIVER OF SUBROGATION.......................................................12

        7.5    CONDEMNATION................................................................12

        7.6    DAMAGE TO OR DESTRUCTION OF PREMISES........................................12

8.      DEFAULT BY TENANT OR LANDLORD......................................................13

        8.1    DEFAULT BY TENANT...........................................................13

        8.2    REMEDIES OF LANDLORD........................................................13

                                TABLE OF CONTENTS
                                   (continued)


                                                                                         PAGE

               8.2.1  LEGAL AND EQUITABLE REMEDIES.........................................13

               8.2.2  TERMINATION OF LEASE.................................................13

               8.2.3  ADVANCE..............................................................13

        8.3    DEFAULT BY LANDLORD.........................................................14

        8.4    REMEDIES OF TENANT..........................................................14

9.      TERMINATION OF LEASE...............................................................14

        9.1    EVENTS OF TERMINATION.......................................................14

        9.2    SURRENDER OF POSSESSION.....................................................14

        9.3    HOLDING OVER................................................................14

        9.4    CONDITION OF PREMISES UPON TERMINATION......................................15

               9.4.1  REMOVAL OF PROPERTY..................................................15

               9.4.2  RESTORATION OF PREMISES..............................................15

10.     CLAIMS AND DISPUTES................................................................15

        10.1   RIGHTS AND REMEDIES CUMULATIVE..............................................15

        10.2   NONWAIVER OF REMEDIES.......................................................15

        10.3   INDEMNIFICATION.............................................................16

        10.4   TENANT'S HAZARDOUS MATERIAL INDEMNIFICATION.................................16

        10.5   EFFECT OF LANDLORD'S INSURANCE ON TENANT'S OBLIGATION.......................16

        10.6   DISPUTE RESOLUTION..........................................................16

        10.7   ATTORNEY FEES AND COSTS.....................................................17

        10.8   INTERPRETATION..............................................................17

11.     GENERAL PROVISIONS.................................................................17

        11.1   NOTICES.....................................................................17

        11.2   INTEREST ON PAST DUE AMOUNTS................................................18

        11.3   BROKERS.....................................................................18

        11.4   NON-RECORDING...............................................................18

        11.5   TIME IS OF THE ESSENCE......................................................18

12.     SIGNATURES.........................................................................19
